Exhibit 10.7

EXECUTION VERSION

EXHIBIT C

FORM OF

ELONG POWER INC

LOCK-UP AGREEMENT

This Lock-up Agreement (this “Agreement”) is dated as of [●], by and among TMT Acquisition Corp, a Cayman Islands exempted company (the “SPAC”), to be renamed eLong Power Inc after Closing), and each of the shareholders named on Schedule A hereto (each a “Holder” and collectively the “Holders”) who are shareholders of eLong Power Holding Limited, a Cayman Islands exempted company (the “Company”). The SPAC and the Holders are collectively referred to herein as the “Parties”. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Merger Agreement (as defined below).

BACKGROUND

WHEREAS, in connection with this Agreement, the Company, the SPAC and TMT Merger Sub, Inc. (“Merger Sub”), a Cayman Islands exempted company and wholly owned subsidiary of the SPAC, are entering into an Agreement and Plan of Merger (as amended or modified from time to time, the “Merger Agreement”), dated as of December 1, 2023, pursuant to which, among other things, Merger Sub will be merged (the “Merger”) with and into the Company, with the Company surviving the Merger as a wholly owned subsidiary of the SPAC;

WHEREAS, each Holder is receiving ordinary shares, par value $0.0001 per share, of the SPAC (the “SPAC Ordinary Shares”) upon the Closing, pursuant to the Merger Agreement; and

WHEREAS, as a condition of, and as a material inducement for, the SPAC and the Company to enter into and consummate the transactions contemplated by the Merger Agreement, the Holders have agreed to execute and deliver this Agreement.

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties, intending to be legally bound, agree as follows:

AGREEMENT

1. Lock-Up.

(a) During the Lock-up Period (as defined below), each Holder irrevocably agrees that it will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any of the Lock-up Shares (as defined below), enter into a transaction that would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of such Lock-up Shares, whether any of these transactions are to be settled by delivery of any such Lock-up Shares, in cash or otherwise, publicly disclose the intention to make any offer, sale, pledge or disposition, or to enter into any transaction, swap, hedge or other arrangement, or engage in any Short Sales (as defined below) with respect to any security of the SPAC.

1

(b) In furtherance of the foregoing, the SPAC will (i) place a stop order on all Lock-up Shares, including those which may be covered by a registration statement, such order revocable only in strict compliance with this Agreement, and (ii) notify the SPAC’s transfer agent in writing of the stop order and the restrictions on such Lock-up Shares under this Agreement and direct the SPAC’s transfer agent not to process any attempts by any Holder to resell or transfer any Lock-up Shares, except in compliance with this Agreement.

(c) For purposes hereof, “Short Sales” include, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), forward sale contracts, options, puts, calls, swaps and similar arrangements (including on a total return basis), and sales and other transactions through non-US broker dealers or foreign regulated brokers.

(d) For the purposes of this Agreement, the “Lock-up Period” means with respect to the Lock-up Shares, the earlier of (A) the period commencing on the Closing Date and ending on the date that is six (6) months thereafter, and (B) subsequent to the Closing Date, (x) if the last sale price of the SPAC Ordinary Shares equals or exceeds twelve dollars ($12.00) per share (as adjusted for share splits, share dividends, reorganizations, recapitalizations and the like) for any twenty (20) trading days within any thirty (30)-trading day period commencing at least one hundred and fifty (150) days after the Closing Date or (y) the date on which the SPAC completes a liquidation, merger, capital stock exchange, reorganization or other similar transaction that results in all of the SPAC’s shareholders having the right to exchange their SPAC Ordinary Shares for cash, securities or other property.

The restrictions set forth herein shall not apply to: (1) transfers or distributions to a Holder’s current or former general or limited partners, managers or members, stockholders, other equity holders or direct or indirect affiliates (within the meaning of Rule 405 under the Securities Act of 1933, as amended) or to the estates of any of the foregoing; (2) transfers by bona fide gift to a member of a Holder’s immediate family or to a trust, the beneficiary of which is the Holder or a member of the Holder’s immediate family for estate planning purposes; (3) by virtue of the laws of descent and distribution upon the death of a Holder; (4) pursuant to a qualified domestic relations order; (5) pledges of Lock-up Shares as security or collateral in connection with a borrowing or the incurrence of any indebtedness by such Holder; (6) the establishment of a trading plan pursuant to Rule 10b5-1 promulgated under the Exchange Act; provided, however, that such plan does not provide for the transfer of Lock-up Shares during the Lock-Up Period; (7) transfers to satisfy tax withholding obligations in connection with the exercise of options to purchase SPAC Ordinary Shares or the vesting of share-based awards; or (8) transfers to the SPAC in payment on a “net exercise” or “cashless” basis of the exercise or purchase price with respect to the exercise of options to purchase SPAC Ordinary Shares, in each case of (1) through (4) above (and (5) to the extent the pledge requires a transfer of Lock-up Shares to the pledgee), solely where any such transferee agrees in writing to be bound by the terms of this Agreement prior to such transfer.

2. Representations and Warranties. Each of the Parties, by their respective execution and delivery of this Agreement, hereby represents and warrants to the other Parties that (a) such Party has the full right, capacity and authority to enter into, deliver and perform its respective obligations under this Agreement, (b) this Agreement has been duly executed and delivered by such Party and is the binding and enforceable obligation of such Party, enforceable against such Party in accordance with the terms of this Agreement (assuming that this Agreement constitutes a legal, valid and binding obligation of the other Parties), subject to the Remedies Exception, and (c) the execution, delivery and performance of such Party’s obligations under this Agreement will not conflict with or breach the terms of any other agreement, contract, commitment or understanding to which such Party is a party or to which the assets or securities of such Party are bound.

2

3. Beneficial Ownership. Each Holder hereby represents and warrants that it does not beneficially own, directly or through its nominees (as determined in accordance with Section 13(d) of the Exchange Act, and the rules and regulations promulgated thereunder), any SPAC Ordinary Shares (of any class), or any economic interest in or derivative of such equity, other than those securities specified on Schedule A attached hereto. For purposes of this Agreement, the SPAC Ordinary Shares beneficially owned by the Holder as specified on Schedule A hereto are referred to as the “Lock-up Shares.”

4. No Additional Fees/Payment. Other than the consideration specifically referenced herein, the Parties agree that no fee, payment or additional consideration in any form has been or will be paid to any Holder in connection with this Agreement.

5. Termination of the Merger Agreement. This Agreement shall be binding upon each Holder upon such Holder’s execution and delivery of this Agreement, but this Agreement shall only become effective upon the Closing. Notwithstanding anything to the contrary contained herein, in the event that the Merger Agreement is terminated in accordance with its terms prior to the Closing, this Agreement shall automatically terminate and become null and void, and the Parties shall not have any rights or obligations hereunder.

6. Controlling Agreement. To the extent the terms of this Agreement (as amended, supplemented, restated or otherwise modified from time to time) directly conflict with a provision in the Merger Agreement, the terms of this Agreement shall control.

7. Miscellaneous. The “General Provisions” set forth in Article IX, specifically Sections 9.3 through 9.13, of the Merger Agreement are hereby incorporated and made part hereof, mutatis mutandis; provided, however, that notice to any Holder should be made using the applicable address next to their name as set forth on Schedule A of this Agreement.

[Signature Page Follows]

3

IN WITNESS WHEREOF, the Parties have caused this Agreement to be effective as of the date first written above.

TMT ACQUISITION CORP

By:
Name:
Title:

HOLDERS

By:
Name:
Title:

By:
Name:
Title:

By:
Name:
Title:

By:
Name:
Title:

By:
Name:
Title:

By:
Name:
Title:

By:
Name:
Title:

[Signature page to Lock-Up Agreement]

Schedule A

[●]